Significant Or Pending Acquisitions	9 Months Ended
Jul. 31, 2022
Disclosure Of Significant Or Pending Acquisitions [Abstract]
Significant Or Pending Acquisitions
NOTE 8:  SIGNIFICANT OR PENDING ACQUISITIONS
Acquisition of Cowen Inc.
On August 2, 2022, the Bank and Cowen announced a definitive agreement for TD to acquire Cowen in an all-cash transaction valued at US$1.3 billion, or US$39.00 for each share of Cowen common stock. The transaction is expected to close in the first calendar quarter of 2023, subject to customary closing conditions, including approvals from Cowen’s stockholders and certain U.S., Canadian, and foreign regulatory authorities. The results of the acquired business will be consolidated by the Bank from the closing date and reported in the Wholesale Banking segment.
Acquisition of First Horizon Corporation
On February 28, 2022, the Bank and First Horizon Corporation (“First Horizon”) announced a definitive agreement for the Bank to acquire First Horizon in an all-cash
transaction valued at US$13.4 billion, or US$25.00 for each common share of First Horizon. In connection with this transaction, the Bank has invested US$494 million in non-voting
First Horizon preferred stock (convertible in certain circumstances into up to 4.9% of First Horizon’s common stock). The transaction is expected to close in the first quarter of fiscal 2023, and is subject to customary closing conditions, including approvals from First Horizon’s shareholders and U.S. and Canadian regulatory authorities. The results of the acquired business will be consolidated by the Bank from the closing date and reported in the U.S. Retail segment.
If the transaction does not close prior to November 27, 2022, First Horizon shareholders will receive, at closing, an additional US$0.65 per share on an annualized basis for the period from November 27, 2022 through the day immediately prior to the closing. Either party will have the right to terminate the agreement if the transaction has not closed by February 27, 2023 (the “outside date”), subject to the right of either party (under certain conditions) to extend the outside date to May 27, 2023.
During the quarter, the Bank implemented a strategy to mitigate interest rate volatility to capital on closing of the acquisition. The fair value of First Horizon’s fixed rate financial assets and liabilities and certain intangible assets are sensitive to interest rate changes. The fair value of net assets will determine the amount of goodwill to be recognized on closing of the acquisition. Increases in goodwill and intangibles will negatively impact capital ratios because they are deducted from capital under OSFI Basel III rules. In order to mitigate this volatility to closing capital, the Bank de-designated certain interest rate swaps hedging fixed income investments in fair value hedge accounting relationships.
After the de-designation, mark-to-market gains (losses) on these swaps are being recognized in earnings, without any corresponding offset from the previously hedged investments, which will mitigate the capital impact from changes in the amount of goodwill recognized on closing of the acquisition. The de-designation also triggered the amortization of the investments’ basis adjustment to net interest income over the remaining expected life of the investments.
For the three and nine months ended July 31, 2022, the Bank recognized

$
(721
)
million in non-interest income related to the mark-to-market on the swaps, and
$
43
 million
in net interest income
related to the basis adjustment amortization.